SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 21, 1997

                         ONE PRICE CLOTHING STORES, INC.
             (Exact name of registrant as specified in its charter)

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
              Delaware                           0-15385                            57-0779028
         (State or other                    (Commission                         (IRS Employer
         jurisdiction of                    File Number)                        Identification
         incorporation)                                                             Number)
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                                   Highway 290
                                  Commerce Park
                                Duncan, SC 29334
               (Address of principal executive offices; zip code)

      Registrant's telephone number, including area code: (864) 433-8888

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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On January 21 , 1997, One Price Clothing Stores, Inc., issued the attached Press Release, which press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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
         ( c )    Exhibits

                  20.  Press release dated January 21, 1997

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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
                                                     ONE PRICE CLOTHING STORES, INC.
                                                     (Registrant)

                                                     By:               /s/ Stephen A. Feldman

                                                     Name:             Stephen A. Feldman

                                                     Title:            Executive Vice President and
                                                                       Chief Financial Officer

                                                     Dated:            January 21, 1997

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